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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 8, 1996





                               TELXON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                     0-11402                  74-1666060
(STATE OR OTHER JURISDICTION     (COMMISSION              (IRS EMPLOYER
   OF INCORPORATION)              FILE NUMBER)             IDENTIFICATION NO.)

                  3330 WEST MARKET STREET, AKRON, OHIO 44333
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (330) 867-3700






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ITEM 5.  OTHER EVENTS.

          On July 8, 1996, Telxon Corporation issued a press release announcing the authorization by its Board of Directors of the repurchase by the company of up to 3 million shares of its outstanding common stock and initial repurchases of 100,000 shares under the repurchase program. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

               99    Press Release issued by registrant on July 8, 1996.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TELXON CORPORATION



DATE: July 8, 1996                     By: /s/ Glenn S. Hansen
                                           -------------------
                                            Glenn S. Hansen
                                            Vice President, Legal Administration
                                             and Corporate Counsel